EXHIBIT 10.18

                     The Record Owner of the Real Estate is:

                               FIBERCORE USA, INC.

                     EXHIBIT A TO UCC-1 FINANCING STATEMENT

DEBTOR:           FiberCore USA, Inc.
                  708 Third Avenue
                  New York, NY 10017

SECURED PARTY:    Employees' Retirement System Of Alabama
                              and
                  Teachers' Retirement System of Alabama
                  (As their respective interests may appear)

All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in that certain Mortgage and Security Agreement (together with all amendments and supplements, the "Mortgage"), dated as of December 31, 2001, made by FIBERCORE USA, INC., a Delaware corporation ("Debtor"), with respect to the Property (as hereinafter defined) located in the State of Alabama, for the benefit of EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA, and, TEACHERS' RETIREMENT SYSTEM OF ALABAMA, as their respective interests may appear having an office at 135 South Union, Montgomery, Alabama 36130 (together with its successors and assigns, "Secured Party"), recorded in the office of the Judge of Probate of Lee County, Alabama and Secretary of State of Alabama.

This financing statement covers all of the Debtor's right, title and interest in, to and under the following property, wherever located, whether now owned, or hereafter arising or hereafter acquired, and all proceeds and or replacements of any or all of the foregoing (collectively hereinafter referred to as the "Collateral"), provided, however, that except for replacements or proceeds of Project Equipment originally acquired in whole or part with Lenders' funds, Collateral shall not include equipment, machinery or furnishings purchased or financed after Project Completion solely with funds obtained from sources other than Lenders ):

      (1) All right, title and interest in and to the real property described in Exhibit "A", attached hereto (the "Land");

      (2) All right, title and interest of the Debtor in and to all buildings, structures and other improvements now standing, or at any time hereafter constructed or placed, upon the Land, including all of the Debtor's right, title and interest in and to all equipment, machinery and fixtures of every kind and nature on the Land or in any such buildings, structures or other improvements (such buildings, structures, other improvements, equipment and fixtures being herein collectively called the "Improvements"), (b) all right, title and interest of the Debtor in and to all and singular tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Land belonging or in any way appertaining thereto, including, without limitation, all right, title and interest of the Debtor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Land and (c) all claims or demands of the Debtor, in law or in equity, in possession or expectancy of, in and to the Land together with rents, income, revenues, issues and profits from and in respect of the Land and the Improvements and the present and continuing right to make claim for, collect, receive and receipt for the same as hereinafter provided. It is the intention of the parties hereto that, so far as may be permitted by law, all of the foregoing, whether now owned or hereafter acquired by the Debtor, affixed, attached or annexed to the Landl shall be and remain or become and constitute a part of the Collateral, and the security covered by and subject to the lien of the Mortgage and Security Agreement and the other Security Documents. All such right, title and interest of the Debtor in and to the Land, the interest of the Debtor in and to the Improvements located thereon and such other property with respect thereto described in Sections 1 and 2 herein (herein called the "Property".

      (3) All right, title and interest of the Debtor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of and on the Property described in the foregoing Sections 1 and 2 herein.

      (4) Except as set forth in the Loan Agreement, all the estate, right, title and interest of the Debtor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Property or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Property or any part thereof; and the Secured Party is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances thereto, subject to the conditions and limitations hereinafter set forth; (ii) the Project Equipment, the Project Contracts and Subcontracts, Architect's Contract, Construction Agreement and Construction Drawings; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Property.

      (5) All the rents, issues and profits of the Properties and all rents, issues, profits, revenues, royalties, bonuses, rights, and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Property) (the "Rents") under any and all present and/or future leases, subleases, underlettings, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Property (the "Leases"); and the right to collect and use the Rents as they become due and payable under the Leases, until an Event of Default has occurred and is continuing.

      (6) Except for equipment, machinery or furnishings purchased or financed by Debtor after Project Completion solely with funds obtained from sources other than Lenders, all of the Debtor's right, title and interest in and to Project Equipment and machinery of every nature whatsoever now existing or hereafter acquired, and/or now or


Debtor Name: FIBERCORE USA, INC.;   Debtor Tax Identification No.:_____________;

hereafter located in, arising from or on and utilized or to be used in connection with the Property, including but not limited to (a) all screens, window shades, blinds, wainscoting, storm doors and windows, floor coverings, and awnings; (b) all apparatus, machinery, accessions, equipment and appliances not included as fixtures; (c) all items of furniture, furnishings, and personal property, including the Project Equipment as defined in the Loan Agreement of even date herewith between Debtor and Secured Party; (d) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (a)-(c) (all of said property in (a)-(d) being collectively, the "Equipment"); (e) Debtor's real property, buildings, structures and other improvements, fixtures, furniture, furnishings, apparatus, machinery, appliances or other equipment, and all extensions, renewals, improvements, substitutions and replacements thereto whether owned or leased, now or hereafter acquired, all in connection with the Property, and (f) all proceeds and products (as defined in the Uniform Commercial Code) of all of the foregoing.

      (7) All of the Debtor's right, title, and interest in, to and under (I) any reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Property included in the Permitted Exceptions, as such agreements have been or may hereafter be amended, modified or supplemented; (ii) all contracts, including the management agreements, if any, and agreements relating to the Property, and other documents, books and records related to the operation of the Property, including without limitation, architect contracts, architectural plans, drawings and specifications and construction contracts; (iii) all consents, licenses (including, to the extent permitted by law, any licenses permitting the sale of liquor at the Property), warranties, guaranties and building and other permits required or useful for the construction, completion, occupancy and operation of the Property; (iv) any contracts for the sale of any portion of the Properties or the Equipment; and (v) all plans and specifications, engineering reports, land planning, maps, surveys, and any other reports, exhibits or plans and specifications used or to be used in connection with the construction, operation or maintenance of the Property, together with all amendments and modifications thereof.


Debtor Name: FIBERCORE USA, INC.;   Debtor Tax Identification No.:_____________;

                                   EXHIBIT "A"

                          TO UCC-1 FINANCING STATEMENT
                                     BETWEEN
                         FIBERCORE USA, INC (as Debtor)
                                       and
                   EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA and
            TEACHERS' RETIREMENT SYSTEM OF ALABAMA (as Secured Party)

--------------------------------------------------------------------------------

                        [Real Property Legal Description]

      LOT 1 OF THE AUBURN TECHNOLOGY PARK NORTH, AS SAME APPEARS IN THE RECORDS OF THE OFFICE OF THE JUDGE OF PROBATE FOR LEE COUNTY, ALABAMA
AT:________________________________________________________.


Debtor Name: FIBERCORE USA, INC.;   Debtor Tax Identification No.:_____________;